                                  SCHEDULE 14A

                                 (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         REPUBLIC NEW YORK CORPORATION
                (Name of Registrant as Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                         REPUBLIC NEW YORK CORPORATION
                                     PROXY
                        Special Meeting of Stockholders
                               September 9, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Republic New York Corporation, a Maryland corporation (the "Corporation"), hereby appoints, jointly and severally, Peter Kimmelman, William C. MacMillen, Jr., and James L. Morice as proxies for the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to attend, and to vote all shares of Republic New York Corporation Common Stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation to be held at 452 Fifth Avenue, City and State of New York, on September 9, 1999, at 11:00 a.m., New York time, or any adjournment or postponement thereof, in accordance with the instructions on the reverse side hereof and in their discretion upon such other business as may properly come before the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.
     Unless instructions are given on the reverse side, this Proxy will be voted FOR Item 1 on the reverse side hereof. With respect to matters as to which discretionary authority is granted above, this Proxy will be voted in accordance with the discretion of the proxies hereinabove appointed, but no proxy that has been voted against approval of Item 1 will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.
     PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE HEREOF AND RETURN IN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                        SPECIAL MEETING OF STOCKHOLDERS

                         REPUBLIC NEW YORK CORPORATION

                               September 9, 1999

                          ----------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-937-5449 and follow the instructions. Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

                Please Detach and Mail in the Envelope Provided

    Please mark your
[X] vote as in this
    example.

The Board of Directors recommends a vote "FOR" Item 1.

Item 1 -- Approval of the merger of Republic New York Corporation with a subsidiary of HSBC Holdings plc on the terms and conditions set forth in a Transaction Agreement and Plan of Merger, dated as of May 10, 1999, by and among HSBC Holdings plc, a public limited company organized under the laws of England, Safra Republic Holdings S.A., a company organized under the laws of Luxembourg, and Republic New York Corporation, pursuant to which, among other things, each outstanding share of common stock, par value $5.00 per share, of Republic New York Corporation will be converted, upon the effectiveness of the merger, into the right to receive $72 in cash, without interest.

                     FOR            AGAINST        ABSTAIN

                     [ ]              [ ]            [ ]

                       I PLAN TO ATTEND MEETING      [ ]

Receipt is hereby acknowledged of the Republic New York Corporation Notice of Special Meeting of stockholders and accompanying Proxy Statement and any proxy heretofore given is hereby revoked.


----------------------------------           ---------------------------------
        Account Number                                    Common


Signature(s)                                      Date                   , 1999
            ------------------------------------       -----------------

     NOTE: Please sign as name appears hereon. Joint owners should each sign. If signer is a corporation, please sign the full corporate name by duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.